UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 30, 2004


                              DIGITAL FUSION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                          0-24073                 13-3817344
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(State or Other Jurisdiction)    (Commission File Number)      (IRS Employer
                                                             Identification No.)


                4940-A Corporate Drive, Huntsville, Alabama 35805
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (256) 837-2620
                                                    --------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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



Item 5.   Other Events and Regulation FD Disclosure

         On April 30, 2004, Digital Fusion, Inc. (the "Company") issued a press release announcing the appointment by the Board of Directors of Gary S. Ryan as a director and incoming President and the letter of intent to make an equity investment in the Company by Madison Run, LLC.

     A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                          DIGITAL FUSION, INC.
                          (Registrant)


                          By:   /s/ Roy E. Crippen, III
                               ------------------------------------------------
                               Chief Executive Officer, President and Director


                         Date: May 3, 2004
                               -----------------------------------------------



                                  EXHIBIT INDEX

Exhibit No.                Description

99.1 Press release dated April 30, 2004, issued by Digital Fusion, Inc.



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